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                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D. C. 20549



                                FORM 8-K/A



                              CURRENT REPORT



                      Pursuant to Section 13 of the
                     Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) - December 12, 1995



                         FOREST OIL CORPORATION
         (Exact name of registrant as specified in its charter)



        New York                    0-4597               25-0484900
 (State or other juris-          (Commission            (IRS Employer
diction of incorporation)        file number)         Identification No.)


    2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
         (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code: (303) 812-1400

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ITEM 5.  OTHER EVENTS

       For information concerning this item, please refer to
Exhibit 2.1 hereto, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

           2.1  Acquisition Agreement among Forest Oil
       Corporation, ATCOR Resources Ltd., ATCO Ltd., Canadian Utilities Limited and CanUtilities Holdings Ltd. dated December 12, 1995, incorporated herein by reference to
       Exhibit 10.11 to Amendment No. 1 to Form S-2 on Registration Statement No. 33-64949 (File No. 0-4597).



       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOREST OIL CORPORATION
                                        (Registrant)



Dated:  January 3, 1996            By: /s/ DANIEL L. McNAMARA
                                       -------------------------------
                                       Daniel L. McNamara
                                       Secretary